INCOME TAX - Reconciliation of Federal Statutory Income Tax Rate to the Effective Income Tax Rate (Details)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Expected income tax benefit at the federal statutory rate	21.00%	21.00%
State and local taxes, net of federal benefit	10.60%	12.80%
Non-deductible items and other	(0.50%)	0.00%
Prior year provision to return adjustments	0.00%	6.40%
Change in valuation allowance	(31.10%)	(40.20%)
Total	0.00%	0.00%